10.35.* Fourth Amendment and Consent to the Amended and Restated Revolving Credit Agreement by and between Guess ?, Inc. And BankBoston, N.A., F/K/A The First National Bank of Boston, Sanwa Bank California and the Financial Institutions Party Hereto.
--------------------------------------------------------------------------













                                   FOURTH AMENDMENT

                                          TO

                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                    BY AND BETWEEN

                                    GUESS ?, INC.

                                         AND

                                   BANKBOSTON, N.A.
                       F/K/A THE FIRST NATIONAL BANK OF BOSTON,

                                SANWA BANK CALIFORNIA

                                         AND

                       THE FINANCIAL INSTITUTIONS PARTY HERETO


                             Dated as of August 14, 1998

                                   FOURTH AMENDMENT
                                          TO
                   AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Fourth Amendment to Amended and Restated Revolving Credit Agreement (this "Agreement") is entered into as of August 14, 1998, by and between GUESS ?, INC., a Delaware corporation having its chief executive office at 1444 S. Alameda Street, Los Angeles, California, 90021 (the "Company") and BankBoston, N.A. formerly THE FIRST NATIONAL BANK OF BOSTON, a bank with its head offices at 100 Federal Street, Boston, Massachusetts, 02110 (the "Agent"), SANWA BANK CALIFORNIA, a bank with its head offices at 601 South Figueroa Street, Los Angeles, California 90017 (the "Co-Agent"), and THE FINANCIAL INSTITUTIONS PARTIES HERETO (the "Lenders").

                                       RECITALS


     The parties hereto have previously entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 28, 1997 as amended by the First Amendment and Waiver to the Amended and Restated Revolving Credit Agreement dated as of April 30, 1997, the Second Amendment and Consent to the Amended and Restated Revolving Credit Agreement dated as of January 30, 1998 and the Third Amendment and Consent to Amended and Restated Revolving Credit Agreement dated as of March 29, 1998 (collectively the "Credit Agreement");

     A. By this Fourth Amendment, HSBC Business Loans, Inc. (AHSBC@) is added as a Lender and the Lenders and the Lender=s Percentage has been revised as provided on revised Schedule J to the Fourth Amendment;

     B. By an Assumption and Assignment Agreement of even date (the AAssignment and Assumption Agreement@), Sumitomo Bank of California has assigned its entire Commitment to HSBC as reflected in Schedule J to the Fourth Amendment; and

     C. The Company, the Agent and the Lenders have agreed to modify the Credit Agreement as provided below.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the above Recitals and as follows:

          1. Definitions. All defined terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

          2. Amendments to the Credit Agreement. From and after the date hereof the Credit Agreement is hereby amended as follows:

     a. The Credit Agreement is amended by deleting the definition of ACommitment Amount@ and substituting the following definition to read as follows:

     Commitment Amount . $100,000,000 or any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with
     Section 2.5 or Section 7.2 .

     b. Exhibit J is amended in its entirety as provided in Exhibit J to this Fourth Amendment.

     c. The Borrower shall execute and deliver to the Agent the Revolving Credit Notes in the form appended hereto as Exhibits A-1 through A-5 and shall receive from the Agent marked cancelled the Revolving Credit Notes dated March 31, 1998.

     3.   Conditions to Fourth Amendment.

     a. The agreements of the Agent and the Lenders as set forth in this Fourth Amendment are subject to the fulfillment of the following conditions:

     (1) Receipt by Agent of a copy of this Fourth Amendment Agreement executed by the Company, Retail, Licensing and the Lenders;

     (2) Receipt by the Agent of (i) the opinion of counsel to the Company in form reasonably satisfactory to the counsel to the Agent; (ii) a certificate signed by the Secretary or Assistant Secretary of the Company certifying, among other things: (a) that the Articles of Incorporation of the Company has not
been amended since the certificate delivered on          , 1998, (b) that the
By-laws of the Company has not been amended since the certificate delivered on December 31, 1997, (c) that the appended resolutions of the Company's Board of Directors authorizing the execution, delivery and performance of the Fourth Amendment to the Credit Agreement is in full force and effect, and
(d)affirmation as to the names, incumbency and signatures of the officers of the Company, Retail and Licensing executing the Fourth Amendment to Credit Agreement and the other Loan Documents executed pursuant thereto;

     (3) The occurrence of the Effective Date as defined under the Assignment and Assumption Agreement; and

     (4) Such other documents, instruments and agreements as Agent may reasonably request in connection herewith or in order to effectuate the matters described herein.

     4. Credit Agreement Remains in Full Force and Effect. Except for the amendments set forth in Section 2 hereof, no other amendment to the Credit Agreement is being made or implied by this Fourth Amendment and all provisions of the Credit Agreement shall remain in full force and effect, except as specifically amended by this Fourth Amendment.

     5.  Representations and Warranties; No Default or Event of Default.

     a. The Company hereby confirms that the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties relate to a prior date) and that no Default or Event of Default has occurred and is continuing on the date hereof.

     b. The Guarantors, which have consented to this Fourth Amendment, hereby confirm that each of them is a Subsidiary for all purposes under the Credit Agreement and that all of the representations and warranties contained in
Section 4 of the Credit Agreement are true and correct as of the date hereof as to each of the Guarantors.

     6. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

     7. Fees and Expenses. The Company shall pay the Lenders' reasonable attorneys' fees and out-of-pocket expenses including, without limitation, other normal and customary charges for photocopying, facsimile transmission, overnight delivery, postage, long distance telephone calls and similar charges actually incurred in connection with this Fourth Amendment as of and through the date hereof.

     8. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Fourth Amendment, it shall not be necessary to account for more than one counterpart hereof signed by each of the parties hereto. Except to the extent specifically amended or supplemented hereby, all of the items, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Fourth Amendment, is confirmed as being in full force and effect.


SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and the year first written above by their duly authorized officers.

                              GUESS ?, INC.

                              By:
                                 ------------------------------------------
                              Print Name:
                                         ----------------------------------
                              Title:
                                    ---------------------------------------

                              BANKBOSTON, N.A.
                              formerly known as
                              THE FIRST NATIONAL BANK OF BOSTON (AS AGENT
                              AND LENDER)

                              By:
                                 ------------------------------------------
                              Print Name:
                                         ----------------------------------
                              Title:
                                    ---------------------------------------

                              SANWA BANK CALIFORNIA (AS CO-AGENT
                              AND LENDER)
                              By:
                                 ------------------------------------------
                              Print Name:
                                         ----------------------------------
                              Title:
                                    ---------------------------------------


                              CREDIT LYONNAIS LOS ANGELES
                              BRANCH (AS LENDER)
                              By:
                                 ------------------------------------------
                              Print Name:
                                         ----------------------------------
                              Title:
                                    ---------------------------------------

                              HSBC BUSINESS LOANS, INC.
                              (AS LENDER)
                              By:
                                 ------------------------------------------
                              Print Name:
                                         ----------------------------------
                              Title:
                                    ---------------------------------------


Acknowledged and Consented to:

GUESS ? RETAIL, INC.


By:
   -----------------------
Print Name:
           ---------------------
Title:
      -----------------------


GUESS? LICENSING, INC.

By:
   -----------------------
Print Name:
           ---------------------
Title:
      -----------------------

                                                                       EXHIBIT J
                                 LENDER'S PERCENTAGES

Lender                                            Maximum
                                                  Total          Lender's
                                                  Commitment     Percentages
BankBoston, N.A.                                  $30,000,000      30.000%
100 Federal Street
Mail Stop 01-09-05
Boston, Massachusetts 02110
Attention: Nancy Fuller, Director
Telecopier: (617)434-6685

Sanwa Bank California                             $26,875,000      26.875%
Sanwa Bank Plaza
601 South Figueroa Street
10th Floor
Los Angeles, California 90017
Attention: Nicole Garnier, Vice President
Telecopier: (213)896-7090

Credit Lyonnais                                   $20,000,000      20.000%
Los Angeles Branch
515 South Flower Street
Suite 2200
Los Angeles, CA 90071
Attention: Dianne Scott, Vice President
Telecopier: (213) 623-3437

HSBC Business Loans, Inc.                         $23,125,000      23.125%
45 Milk Street
Boston, MA  02109-5105
Attention: Paul Przybylski, Vice President
Telecopier: (617) 695-2328